United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

December 11, 2023

Date of Report (Date of earliest event reported)

Phoenix Motor Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41414	85-4319789
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1500 Lakeview Loop Anaheim, CA	92807
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (909) 987-0815

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0004 per share	PEV	NASDAQ Capital Market

☒	Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 11, 2023, Phoenix Motor Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”). The holders of 18,996,288 shares of common stock of the Company, or approximately 88.25% of the outstanding shares entitled to vote as of the record date for the Annual Meeting, were represented at the Annual Meeting in person or by proxy. At the Annual Meeting, the Company’s stockholders voted on five proposals, each of which is described in more detail in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on November 17, 2023. The following is a brief description of each matter voted upon and the final voting results for each matter.

1. Election of Five Directors

Stockholders elected the Company’s five nominees for director each to serve until the 2024 annual meeting of stockholders or until their respective successor is elected and qualified. The voting results were as follows:

	For	Withheld
Xiaofeng Denton Peng	17,941,921	6,515
HoongKhoeng Cheong	17,941.531	6,905
John F. Perkowski	17,944,546	3,890
Steven E. Stivers	17,940,736	7,700
Sam Van	17,939,629	8,807

2. Approval and Ratification of Auditors

Stockholders approved and ratified the appointment of Marcum Asia CPAs, LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The voting results were as follows:

For	Against	Abstentions
18,993,427	1,058	1,802

3. Advisory Say-on-Pay Resolution

Stockholders approved on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed in the Company’s proxy statement pursuant to Item 402 of Regulation S-K, including the compensation tables and accompanying narrative disclosure. The voting results were as follows:

For	Against	Abstentions
17,703,726	243,218	1,492

4. Approval of the 2021 Incentive Plan Amendment

Stockholders approved an amendment to the terms of the Company’s 2021 Omnibus Incentive Plan (the “2021 Plan”) to provide for an additional 1,800,000 shares to be issued in connection with awards granted thereunder. The voting results were as follows:

For	Against	Abstentions
17,564,441	382,858	1,137

5. Approval of the Nasdaq Proposal

Stockholders approved the Nasdaq Proposal for the potential issuance of shares of common stock to the holders of certain convertible promissory notes and warrants in excess of 19.99% of the Company’s outstanding shares of common stock pursuant to the Nasdaq Listing Rules. The voting results were as follows:

For	Against	Abstentions
17,804,820	142,345	1,271

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHOENIX MOTOR INC.

Dated: December 12, 2023

	By:	/s/ Chris Wang
Name: Chris Wang
Title: Chief Financial Officer

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